EXHIBIT 10.3

                       REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of the 14th day of December, 2007, by and between CalAmp Corp., a Delaware corporation (the "Company"), and EchoStar Technologies Corporation, a Texas corporation ("EchoStar").
                                  RECITALS

WHEREAS, on the date hereof, the Company and EchoStar are entering into a Settlement Agreement (the "Settlement Agreement") providing for, among other things, the issuance of (a) 1,000,000 shares of the Company's common stock (the "Common Stock"), par value $.01 per share (the "Shares") and (b) a warrant to purchase 350,000 shares of Common Stock (the "Warrant Shares"); and

WHEREAS, as contemplated by Section 3.1(a) of the Settlement Agreement, EchoStar and the Company hereby agree that this Agreement shall govern the rights of the Holder with respect to certain piggyback registration rights relating to the Shares and Warrant Shares.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.  For purposes of this Agreement:

    1.1 "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any general partner, officer, director, or manager of such Person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

    1.2 "Damages" means any loss, damage or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such loss, damage or liability (or any action in respect thereof) arises out of or is based upon
(a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

    1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    1.4 "Excluded Registration" means (a) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase or similar plan; (b) a registration relating to an SEC Rule 145 transaction; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

    1.5 "Holder" means collectively EchoStar or a permitted transferee of Registrable Securities pursuant to Section 3.1.

    1.6 "Registrable Securities" means (a) the Shares, (b) the Warrant Shares and (c) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Shares or any of the Warrant Shares; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not transferred pursuant to
Section 3.1, and excluding any shares for which registration rights have terminated pursuant to Section 2.8 of this Agreement.

    1.7  "SEC" means the Securities and Exchange Commission.

    1.8 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    1.9 "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for the Holder.

2.  Registration Rights.  The Company covenants and agrees as follows:

    2.1 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holder) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly (but not later than thirty (30) days before the anticipated date of filing such registration statement give the Holder notice of such registration. Upon the request of the Holder given within fifteen (15) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.2, cause to be registered all of the Registrable Securities that the Holder has requested to be included in such registration. The Company shall have the right to terminate, withdraw or delay any registration initiated by it under this Section 2.1 before the effective date of such registration, whether or not the Holder has elected to include Registrable Securities in such registration.

    2.2 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Section 2.1, the Company shall not be required to include any of the Holder's Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. All Registrable Securities excluded from any registration as a result of the underwriter's cutback provisions in this Section 2.2 may not be publicly offered or sold for a period reasonably required by the underwriter(s) as necessary in order to effect such offering (not to exceed a period beginning 30 days prior to the effective date of such registration statement and ending 90 days after such effective date).

    2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon request of Holder, keep such registration statement effective for a period of one hundred twenty (120) days or, if earlier, until the disposition contemplated in the registration statement has been completed.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement.

         (c) Furnish to the selling Holder such number of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate their disposition of their Registrable Securities.

         (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering.

          (f) Use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed.

          (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (h) Promptly make available for inspection by the Holder and any attorney or accountant or other agent retained by the Holder, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by the Holder or any such attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

         (i) Notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         (j) After such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

    2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of the Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as is reasonably required to effect the registration of the Holder's Registrable Securities.

    2.5 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne and paid by the Company. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holder.

    2.6 Delay of Registration. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

    2.7 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the selling Holder, and the partners, members, officers, directors, and stockholders of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Securities Act) for the Holder, and each Person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to the Holder and each such underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of the Holder or such underwriter, controlling Person or other aforementioned Person expressly for use in connection with such registration.

          (b) To the extent permitted by law, the selling Holder will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), and any controlling Person of any such underwriter, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of the Holder expressly for use in connection with such registration; and the Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amount paid by Holder under this Section 2.7(b) exceed the proceeds from the offering received by the Holder, except in the case of fraud or willful misconduct by the Holder.

          (c)  Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, except to the extent that such failure materially prejudices the indemnifying party's ability to defend such action.

          (d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions or other actions that resulted in such loss, claim, damage, liability or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Holder pursuant to such registration statement, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the Holder's liability pursuant to this
Section 2.7(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.7(b), exceed the proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by the Holder.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and the Holder under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

    2.8 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Company other than a Holder that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or
(ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

    2.9 Termination of Registration Rights. The right of the Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 shall terminate upon when all of the Holder's Registrable Securities could be sold without restriction
(including, without limitation, holding periods and volume limitations) under Rule 144(k) promulgated by the SEC under the Securities Act.

3.  Miscellaneous.

    3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by the Holder to a transferee of Registrable Securities that is an Affiliate of the Holder; provided, however, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (b) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

    3.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

    3.3 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile (or other electronic transmission) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    3.5 Notices. All notices required or permitted under this Agreement shall be in writing to the other party and shall be delivered in person, by facsimile, by overnight mail, or by registered or certified mail, to the parties at the following addresses and facsimile numbers:

    If to the Company:
      CalAmp Corp.
      1401 N. Rice Avenue
      Oxnard, California 93030
      Attn:	Fred Sturm, CEO
      Facsimile No.: 805-482-5842

    With a copy to:
      Gibson, Dunn & Crutcher LLP
      333 S. Grand Avenue
      Los Angeles, California 90071
      Attn:	Peter F. Ziegler
      Facsimile No.: 213-229-6595

    If to Holder:
      EchoStar Technologies Corporation
      9601 South Meridian Boulevard
      Englewood, Colorado 80112
      Attn:	Jeffrey H. Blum, Esq.
      Facsimile No.: 303-723-3024

    With a copy to:
      Morris, Nichols, Arsht & Tunnell LLP
      1201 North Market Street, 18th Floor
      Wilmington, Delaware 19801
      Attn:	Robert J. Dehney, Esq.
      Facsimile No.: 302-658-3989


    3.6 Amendment, Termination or Waiver. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all of the parties hereto. No waiver of any provision of this Agreement nor consent to any departure therefrom by any party shall be effective unless the same shall be in writing and signed by the Company, with respect to any waiver or consent requested by the Holder, and by the Holder with respect to any waiver or consent requested by the Company. In either case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall, except as expressly provided in this Agreement, impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring.

    3.7 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

    3.8 Entire Agreement. This Agreement, together with the Settlement Agreement, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

    3.9 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year herein above first written.


CALAMP CORP.,
a Delaware corporation

By:  /s/ Fred Sturm
     ________________________
      Name:  Fred Sturm
      Title: CEO


ECHOSTAR TECHNOLOGIES CORPORATION,
a Texas corporation

By:   Charles W. Ergen
     ___________________________
      Name:  Charles W. Ergen
      Title: Chairman & CEO